Morgan Stanley Aggressive Equity Fund
                     Item 77(o) 10f-3 Transactions
                   July 1, 2002 - December 31, 2002

Security  Date of   Price    Shares  % of   Total          Purcha  Broker
          Purchase  Of       Purcha  Assets Issued         sed
                    Shares   sed                           By
                                                           Fund

Chicago   12/05/02   $35.00   6,400  0.044%  $166,287,450  0.135%  UBS
Mercantil                                                          Warburg
e                                                                  ;
Exchange                                                           Salomon
                                                                   Smith
                                                                   Barney;
                                                                   JP
                                                                   Morgan
                                                                   Secs;
                                                                   William
                                                                   Blair &
                                                                   Co;
                                                                   Cazenov
                                                                   e Inc;
                                                                   Chatswo
                                                                   rth
                                                                   Secs;
                                                                   CMG
                                                                   Institu
                                                                   tional
                                                                   Trading
                                                                   ;
                                                                   E*Trade
                                                                   Secs;
                                                                   Melvin
                                                                   Secs;
                                                                   The
                                                                   William
                                                                   s
                                                                   Capital
                                                                   Grp

Safeco    11/14/02   $33.00  29,700  0.192%  $300,300,000  0.326%  Goldman
Corp.                                                              Sachs;
                                                                   Lehman
                                                                   Bros;
                                                                   Credit
                                                                   Suisse
                                                                   First
                                                                   Boston

WellChoic 11/07/02   $25.00  12,300  0.060%  $417,369,575  0.074%  Credit
e                                                                  Suisse
                                                                   First
                                                                   Boston;
                                                                   UBS
                                                                   Warburg
                                                                   ; Bear
                                                                   Stearns
                                                                   ;
                                                                   Goldman
                                                                   Sachs;
                                                                   JPMorga
                                                                   n;
                                                                   Salomon
                                                                   Smith
                                                                   Barney;
                                                                   Blayloc
                                                                   k &
                                                                   Partner
                                                                   s; The
                                                                   William
                                                                   s
                                                                   Capital
                                                                   Grp